Derivative Financial Instruments	12 Months Ended
Dec. 31, 2011
Derivative Financial Instruments [Abstract]
Derivative Financial Instruments

(22) Derivative Financial Instruments

The Company enters into derivative financial instruments as part of its strategy to manage its exposure to changes in interest rates. Derivative instruments represent contracts between parties that result in one party delivering cash to the other party based on a notional amount and an underlying (such as a rate, security price or price index) as specified in the contract. The amount of cash delivered from one party to the other is determined based on the interaction of the notional amount of the contract with the underlying. Derivatives are also implicit in certain contracts and commitments.

The derivative financial instruments currently used by the Company to manage its exposure to interest rate risk include: (1) interest rate swaps and caps to manage the interest rate risk of certain variable rate liabilities; (2) interest rate lock commitments provided to customers to fund certain mortgage loans to be sold into the secondary market; (3) forward commitments for the future delivery of such mortgage loans to protect the Company from adverse changes in interest rates and corresponding changes in the value of mortgage loans available-for-sale; and (4) covered call options related to specific investment securities to enhance the overall yield on such securities. The Company also enters into derivatives (typically interest rate swaps) with certain qualified borrowers to facilitate the borrowers' risk management strategies and concurrently enters into mirror-image derivatives with a third party counterparty, effectively making a market in the derivatives for such borrowers.

As required by ASC 815, the Company recognizes derivative financial instruments in the consolidated financial statements at fair value regardless of the purpose or intent for holding the instrument. Derivative financial instruments are included in other assets or other liabilities, as appropriate, on the Consolidated Statements of Condition. Changes in the fair value of derivative financial instruments are either recognized in income or in shareholders' equity as a component of other comprehensive income depending on whether the derivative financial instrument qualifies for hedge accounting and, if so, whether it qualifies as a fair value hedge or cash flow hedge. Generally, changes in fair values of derivatives accounted for as fair value hedges are recorded in income in the same period and in the same income statement line as changes in the fair values of the hedged items that relate to the hedged risk(s). Changes in fair values of derivative financial instruments accounted for as cash flow hedges, to the extent they are effective hedges, are recorded as a component of other comprehensive income, net of deferred taxes, and reclassified to earnings when the hedged transaction affects earnings. Changes in fair values of derivative financial instruments not designated in a hedging relationship pursuant to ASC 815, including changes in fair value related to the ineffective portion of cash flow hedges, are reported in non-interest income during the period of the change. Derivative financial instruments are valued by a third party and are periodically validated by comparison with valuations provided by the respective counterparties. Fair values of certain mortgage banking derivatives (interest rate lock commitments and forward commitments to sell mortgage loans on a best efforts basis) are estimated based on changes in mortgage interest rates from the date of the loan commitment.

The table below presents the fair value of the Company's derivative financial instruments as well as their classification on the Consolidated Statements of Condition as of December 31, 2011 and December 31, 2010:

	Derivative Assets			Derivative Liabilties
	Fair Value			Fair Value
(Dollars in thousands)	Balance Sheet Location	December 31, 2011	December 31, 2010	Balance Sheet Location	December 31, 2011	December 31, 2010
Derivatives designated as hedging instruments under ASC 815:
Interest rate derivatives designated as Cash Flow Hedges	Other assets	$119	$—	Other liabilities	$11,032	$12,986

Derivatives not designed as hedging instruments under ASC 815:
Interest rate derivatives	Other assets	34,002	13,769	Other liabilities	33,892	14,226
Interest rate lock commitments	Other assets	4,307	396	Other liabilities	127	2,320
Forward commitments to sell mortgage loans	Other assets	179	4,505	Other liabilities	5,030	442

Total derivatives not designated as hedging instruments under ASC 815		$38,488	$18,670		$39,049	$16,988

Total derivatives		$38,607	$18,670		$50,081	$29,974

Cash Flow Hedges of Interest Rate Risk

The Company's objectives in using interest rate derivatives are to add stability to net interest income and to manage its exposure to interest rate movements. To accomplish these objectives, the Company primarily uses interest rate swaps and interest rate caps as part of its interest rate risk management strategy. Interest rate swaps designated as cash flow hedges involve the receipt of variable-rate amounts from a counterparty in exchange for the Company making fixed-rate payments over the life of the agreements without the exchange of the underlying notional amount. Interest rate caps designated as cash flow hedges involve the receipt of payments at the end of each period in which the interest rate specified in the contract exceeds the agreed upon strike price.

In May 2011, the Company entered into four new interest rate derivatives, two interest rate swaps and two interest rate caps, to replace derivatives maturing in the third and fourth quarters of 2011 that hedge the variable cash outflows associated with interest expense on the Company's junior subordinated debentures and create a hedge associated with the interest rate expense on Wintrust Capital Trust IX which changed from a fixed rate to a variable rate in September 2011. See Note 16 – Junior Subordinated Debentures for more detail. The two new interest rate swap derivatives as cash flow hedges have an aggregate notional amount of $75 million. The two new interest rate cap derivatives designated as cash flow hedges have an aggregate notional amount of $60 million.

As of December 31, 2011, the Company had four interest rate swaps and two interest rate caps with an aggregate notional amount of $225 million that were designated as cash flow hedges of interest rate risk. The table below provides details on each of these cash flow hedges as of December 31, 2011:

	December 31, 2011
(Dollars in thousands) Maturity Date	Notional Amount	Fair Value Gain (Loss)
Interest Rate Swaps:
September 2013	50,000	(3,918)
September 2013	40,000	(3,206)
September 2016	50,000	(2,567)
October 2016	25,000	(1,341)

Total Interest Rate Swaps	165,000	(11,032)

Interest Rate Caps:
September 2014	20,000	40
September 2014	40,000	79

Total Interest Rate Caps	60,000	119

Total Cash Flow Hedges	$225,000	$(10,913)

Since entering into these interest rate derivatives, the Company has used them to hedge the variable cash outflows associated with interest expense on the Company's junior subordinated debentures. The effective portion of changes in the fair value of these cash flow hedges is recorded in accumulated other comprehensive income and is subsequently reclassified to interest expense as interest payments are made on the Company's variable rate junior subordinated debentures. The changes in fair value (net of tax) are separately disclosed in the statements of changes in shareholders' equity as a component of comprehensive income. The ineffective portion of the change in fair value of these derivatives is recognized directly in earnings; however, no hedge ineffectiveness was recognized during 2011 or 2010. The Company uses the hypothetical derivative method to assess and measure effectiveness.

A rollforward of the amounts in accumulated other comprehensive income related to interest rate derivatives designated as cash flow hedges follows:

	December 31,
(Dollars in thousands)	2011	2010

Unrealized loss at beginning of period	$(13,323)	$(15,487)
Amount reclassified from accumulated other comprehensive income to interest expense on junior subordinated debentures	8,120	8,736
Amount of loss recognized in other comprehensive income	(6,430)	(6,572)

Unrealized loss at end of period	$(11,633)	$(13,323)

As of December 31, 2011, the Company estimates that during the next twelve months, $5.5 million will be reclassified from accumulated other comprehensive income as an increase to interest expense.

Non-Designated Hedges

The Company does not use derivatives for speculative purposes. Derivatives not designated as hedges are used to manage the Company's exposure to interest rate movements and other identified risks but do not meet the strict hedge accounting requirements of ASC 815. Changes in the fair value of derivatives not designated in hedging relationships are recorded directly in earnings.

Interest Rate Derivatives — The Company has interest rate derivatives, including swaps and option products, resulting from a service the Company provides to certain qualified borrowers. The Company's banking subsidiaries execute certain derivative products (typically interest rate swaps) directly with qualified commercial borrowers to facilitate their respective risk management strategies. For example, doing so allows the Company's commercial borrowers to effectively convert a variable rate loan to a fixed rate. In order to minimize the Company's exposure on these transactions, the Company simultaneously executes offsetting derivatives with third parties. In most cases the offsetting derivatives have mirror-image terms, which result in the positions' changes in fair value substantially offsetting through earnings each period. However, to the extent that the derivatives are not a mirror-image and because of differences in counterparty credit risk, changes in fair value will not completely offset resulting in some earnings impact each period. Changes in the fair value of these derivatives are included in other non-interest income. At December 31, 2011, the Company had interest rate derivative transactions with an aggregate notional amount of approximately $1.3 billion (all interest rate swaps) related to this program. These interest rate derivatives had maturity dates ranging from February 2012 to January 2033.

Mortgage Banking Derivatives — These derivatives include interest rate lock commitments provided to customers to fund certain mortgage loans to be sold into the secondary market and forward commitments for the future delivery of such loans. It is the Company's practice to enter into forward commitments for the future delivery of residential mortgage loans when interest rate lock commitments are entered into in order to economically hedge the effect of future changes in interest rates on its commitments to fund the loans as well as on its portfolio of mortgage loans held-for-sale. The Company's mortgage banking derivatives have not been designated as being in hedge relationships. At December 31, 2011, the Company had forward commitments to sell mortgage loans with an aggregate notional amount of approximately $591.5 million. At December 31, 2011, the Company had interest rate lock commitments with an aggregate notional amount of approximately $272.9 million. Additionally, the Company's total mortgage loans held-for-sale at December 31, 2011 was $320.5 million. The fair values of these derivatives were estimated based on changes in mortgage rates from the dates of the commitments. Changes in the fair value of these mortgage banking derivatives are included in mortgage banking revenue.

Other Derivatives — Periodically, the Company will sell options to a bank or dealer for the right to purchase certain securities held within the Banks' investment portfolios (covered call options). These option transactions are designed primarily to increase the total return associated with the investment securities portfolio. These options do not qualify as hedges pursuant to ASC 815, and, accordingly, changes in fair value of these contracts are recognized as other non-interest income. There were no covered call options outstanding as of December 31, 2011 and December 31, 2010.

Amounts included in the consolidated statements of income related to derivative instruments not designated in hedge relationships were as follows:

(Dollars in thousands)		December 31,
Derivative	Location in income statement	2011	2010
Interest rate swaps and floors	Other income	$42	$(59)
Mortgage banking derivatives	Mortgage banking revenue	(1,301)	286
Covered call options	Fees from covered call options	13,570	2,235

Credit Risk

Derivative instruments have inherent risks, primarily market risk and credit risk. Market risk is associated with changes in interest rates and credit risk relates to the risk that the counterparty will fail to perform according to the terms of the agreement. The amounts potentially subject to market and credit risks are the streams of interest payments under the contracts and the market value of the derivative instrument and not the notional principal amounts used to express the volume of the transactions. Market and credit risks are managed and monitored as part of the Company's overall asset-liability management process, except that the credit risk related to derivatives entered into with certain qualified borrowers is managed through the Company's standard loan underwriting process since these derivatives are secured through collateral provided by the loan agreements. Actual exposures are monitored against various types of credit limits established to contain risk within parameters. When deemed necessary, appropriate types and amounts of collateral are obtained to minimize credit exposure.

The Company has agreements with certain of its interest rate derivative counterparties that contain cross-default provisions, which provide that if the Company defaults on any of its indebtedness, including default where repayment of the indebtedness has not been accelerated by the lender, then the Company could also be declared in default on its derivative obligations. The Company also has agreements with certain of its derivative counterparties that contain a provision allowing the counter party to terminate the derivative positions if the Company fails to maintain its status as a well or adequate capitalized institution, which would require the Company to settle its obligations under the agreements. As of December 31, 2011 the fair value of interest rate derivatives in a net liability position, which includes accrued interest related to these agreements, was $46.0 million. As of December 31, 2011 the Company has minimum collateral posting thresholds with certain of its derivative counterparties and has posted collateral consisting of $7.4 million of cash and $33.3 million of securities. If the Company had breached any of these provisions at December 31, 2011 it would have been required to settle its obligations under the agreements at the termination value and would have been required to pay any additional amounts due in excess of amounts previously posted as collateral with the respective counterparty.

The Company is also exposed to the credit risk of its commercial borrowers who are counterparties to interest rate derivatives with the Banks. This counterparty risk related to the commercial borrowers is managed and monitored through the Banks' standard underwriting process applicable to loans since these derivatives are secured through collateral provided by the loan agreement. The counterparty risk associated with the mirror-image swaps executed with third parties is monitored and managed in connection with the Company's overall asset liability management process.